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                                                 [EXECUTION COPY]


                       SIXTH AMENDMENT TO
                        CREDIT AGREEMENT

     This SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 18, 1994 (this "Amendatory Agreement"), among WARNACO INC. (the "Borrower"), the various financial institutions signatories hereto (the "Lenders") and THE BANK OF NOVA SCOTIA, as agent (the "Agent") for the Lenders,


                      W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Credit Agreement, dated as of July 16, 1993 (as amended or otherwise modified to the date hereof, the "Existing Credit
Agreement");

     WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects; and

     WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendatory Agreement, being referred to as the "Credit Agreement");

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                             PART I
                           DEFINITIONS

     SUBPART 1.1.  Certain Definitions.  The following terms
(whether or not underscored) when used in this Amendatory
Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Agent" is defined in the preamble.

     "Amendatory Agreement" is defined in the preamble.

     "Amendment No. 6" is defined in Subpart 3.1.

     "Borrower" is defined in the preamble.


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     "Credit Agreement" is defined in the third recital.

     "Existing Credit Agreement" is defined in the first recital.

     "Lenders" is defined in the preamble.

     "Sixth Amendment Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.


                             PART II
                        AMENDMENTS TO THE
                    EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Sixth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1 through 2.2; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

     SUBPART 2.1.  Amendments to Article I.  Article I of the
Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.2.

     SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such
Section in the appropriate alphabetical sequence:

          "Amendment No. 6" means the Sixth Amendment, dated as of November 18, 1994, to this Agreement among the Borrower, the Lenders and the Agent.

          "Sixth Amendment Effective Date" is defined in Subpart
     3.1 of Amendment No. 6.

     SUBPART 2.1.2. The definition of "Applicable Margin" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended

          (a) by deleting the table contained in such Section and substituting the following table in place thereof:

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"Implied Debt Rating        Base Rate Loans       LIBO Rate Loans

   BB or below                 0.500%                  1.000%
   BB+                         0.250%                  0.875%
   BBB-                        0.000%                  0.500%
   BBB or above                0.000%                  0.450%"; and

          (b) by deleting the figure "1.500%" in the last sentence of such definition and substituting therefor the figure "1.000%".

     SUBPART 2.2. Amendment to Article III. Section 3.3.1 of the Existing Credit Agreement is hereby amended

          (a) by deleting the table contained in such Section and inserting the following table in place thereof:

                                       Rate for
     "Implied Debt Rating          Letters of Credit

          BB or below                   0.750%
          BB+                           0.625%
          BBB-                          0.450%
          BBB or above            0.375%"; and


          (b) by deleting the figure "1.000%" appearing in the second sentence of such Section, and substituting the figure
     "0.750%" in place thereof.


                            PART III
                   CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1.  Sixth Amendment Effective Date.  This
Amendatory Agreement (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 6", on the date (the "Sixth
Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 have been satisfied.

     SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendatory Agreement, duly executed and delivered on behalf of the Borrower and each of the Lenders.

     SUBPART 3.1.2.  Amendment No. 2 to U.S. Credit Agreement.
All of the conditions to the effectiveness of Amendment No. 2, dated as of November 18, 1994, to the U.S. Credit Agreement shall have been satisfied in full.

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     SUBPART 3.1.3.  Legal Details, etc.   All documents executed
or submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Agent and its counsel.

     SUBPART 3.1.4. Amendment Fee. The Agent shall have received an amendment fee in the amount of $100,000, payable to each Lender in accordance with such Lender's Percentage.


                             PART IV
                          MISCELLANEOUS

     SUBPART 4.1.  Cross-References.  References in this
Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

     SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3.  Successors and Assigns.  This Amendatory
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.4. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5.  Governing Law.  THIS AMENDATORY AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 4.6. No Default, etc. In order to induce the Lenders to execute and deliver this Amendatory Agreement and to amend the Existing Credit Agreement as set forth above, the Borrower hereby represents and warrants to the Lenders that both before and after giving effect to the effectiveness of this Amendatory Agreement the following statements are true and correct:

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          (a)  no event or circumstances has occurred and is
     continuing which constitutes a Default, or which when considered by itself or together with other past or then existing events or circumstances, constitutes or would constitute a material adverse change in the business prospects or financial condition of the Borrower and its Subsidiaries taken as a whole;

          (b) no event of default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an event of default has occurred and is continuing in the performance of any affirmative and negative covenants contained in Article V of the U.S. Credit
     Agreement; and

          (c)  none of the events described in clauses (a), (e),
     (f), (g), (h), (k), (l), (m) or (n) of Section 6.01 of the
     U.S. Credit Agreement has occurred and is continuing.

     SUBPART 4.7. Acknowledgment of the Lenders. By its signature below each Lender acknowledges and agrees that the "U.S. Credit Agreement" means the U.S. Credit Agreement, after giving effect to the provisions of (i) Amendment No. 1, dated as of June 8, 1994, among the Borrower and the other parties signatories thereto, and (ii) Amendment No. 2 to the U.S. Credit Agreement, dated as of October 24, 1994 and effective as of November 18, 1994, among the Borrower and the other parties signatories thereto.

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    IN WITNESS WHEREOF, the parties hereto have caused this
Amendatory Agreement to be executed by their respective officers as of the day and year first above written.

                              WARNACO INC.


                              By _____________________________________
                                 Title:


                              THE BANK OF NOVA SCOTIA,
                                as Agent, as Issuer and as Lender


                              By _____________________________________
                                 Title:

                              MITSUI NEVITT CAPITAL CORPORATION


                              By _____________________________________
                                 Title:

                              SOCIETE GENERALE, NEW YORK BRANCH


                              By _____________________________________
                                 Title:

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